Acquisitions and Collaborations	12 Months Ended
Dec. 31, 2015
Acquisitions and Collaborations

NOTE 5

ACQUISITIONS AND COLLABORATIONS

Acquisitions

The following table summarizes the fair value of consideration transferred and the recognized amounts of the assets acquired and liabilities assumed as of the acquisition date for the company’s material acquisitions during 2015, 2014 and 2013.

	2015		2014		2013
(in millions)	ONCASPAR	SuppreMol	Chatham	AesRx	Inspiration/Ipsen OBIZUR
Consideration transferred
Cash, net of cash acquired	$890	$228	$70	$15	$51
Fair value of contingent payments	—	—	77	65	269

Fair value of consideration transferred	$890	$228	$147	$80	$320

Assets acquired and liabilities assumed
Other intangible assets	$794	$179	$74	$78	$288
Inventories	22	—	—	—	—
Other assets	—	19	—	—	25
Accrued liabilities	(1)	—	—	—	—
Long-term liabilities	(123)	(53)	—	—	—

Total identifiable net assets	692	145	74	78	313
Goodwill	198	83	73	2	7

Total assets acquired and liabilities assumed	$890	$228	$147	$80	$320

While the valuation of the assets acquired and liabilities assumed are substantially complete, measurement period adjustments for the acquisitions in 2015 may be recorded in the future as the company finalizes its fair value estimates. Pro forma financial information has not been included because the acquisitions, individually and in the aggregate, would not have had a material impact on the company’s consolidated and combined results of operations.

ONCASPAR Business Acquisition

In July 2015, the company acquired the ONCASPAR (pegaspargase) product portfolio from Sigma-Tau Finanziaria S.p.A (Sigma-Tau), a privately held biopharmaceutical company based in Italy, through the acquisition of 100% of the shares of a subsidiary of Sigma-Tau. Through the acquisition, the company gained the marketed biologic treatment ONCASPAR, the investigational biologic calaspargase pegol, and an established oncology infrastructure with clinical and sales resources. ONCASPAR is a first-line biologic used as part of a chemotherapy regimen to treat patients with acute lymphoblastic leukemia. As of the acquisition date, it was marketed in the United States, Germany, Poland and certain other countries, and recently received EU approval. The acquired net assets comprised a business based on the acquired inputs, processes and outputs. As a result, the transaction was accounted for as a business combination.

The company allocated $794 million of the total consideration to developed technology, which reflected rights to the ONCASPAR product portfolio. The developed technology is being amortized on a straight-line basis over an estimated useful life of 16 years. Long-term liabilities acquired consist primarily of deferred tax liabilities. The goodwill, which is not deductible for tax purposes, includes the value of potential future technologies as well as the overall strategic benefits of the acquisition to the company and its oncology pipeline.

The purchase price allocations described above reflect measurement period adjustments recorded in the fourth quarter of 2015 as the company substantially completed its estimates of the fair value of assets acquired and liabilities assumed. The measurement period adjustments included increases of $13 million, $5 million and $3 million to intangible assets, inventory and long-term liabilities, respectively. The adjustments resulted in a corresponding decrease in goodwill of $15 million. The measurement period adjustments did not have a material impact on the company’s results of operations.

Historical annual sales for ONCASPAR were approximately $100 million, and the company has recorded ONCASPAR net sales of $87 million from the acquisition date through December 31, 2015. The company incurred acquisition-related costs of $17 million during 2015, which were primarily recorded in selling, general and administrative expenses.

SuppreMol Acquisition

In March 2015, the company acquired all of the outstanding shares of SuppreMol GmbH (SuppreMol), a privately held biopharmaceutical company based in Germany. Through the acquisition, the company acquired SuppreMol’s early-stage pipeline of treatment options for autoimmune and allergic diseases, as well as its operations in Munich, Germany. The acquired investigational treatments will complement and build upon the company’s immunology portfolio and offer an opportunity to expand into new areas with significant market potential and unmet medical needs in autoimmune diseases. The acquired net assets comprised a business based on the acquired inputs, processes and outputs. As a result, the transaction has been accounted for as a business combination.

The company allocated $179 million of the total consideration to IPR&D, which is being accounted for as an indefinite-lived intangible asset. The acquired IPR&D primarily relates to SuppreMol’s lead candidate SM-101, an investigational immunoregulatory treatment, which had completed Phase IIa studies at the time of the acquisition. This project was expected to be completed in approximately 5 years as of the acquisition date. The value of the IPR&D was calculated using cash flow projections adjusted for the inherent technical, regulatory, commercial and obsolescence risks in such activities, discounted at a rate of 20%. Additional R&D will be required prior to regulatory approval, and as of the acquisition date, incremental R&D costs were projected to be in excess of $400 million. Other assets acquired included deferred tax assets of $17 million and long-term liabilities acquired included $52 million of deferred tax liabilities. The goodwill, which is not deductible for tax purposes, includes the value of potential future technologies as well as the overall strategic benefits of the acquisition to the company.

AesRx, LLC Acquisition

In June 2014, the company acquired all of the outstanding membership interests in AesRx, LLC (AesRx), obtaining AesRx’s program related to the development and commercialization of treatments for sickle cell disease.

The company made an initial payment of $15 million, and as of the acquisition date may make additional payments of up to $278 million related to the achievement of development and regulatory milestones, in addition to sales milestones of up to $550 million. The estimated fair value of the contingent payment liabilities at the acquisition date was $65 million, which was recorded in long-term liabilities, and was calculated based on the probability of achieving the specified milestones and the discounting of expected future cash flows.

The company allocated $78 million of the total consideration to acquired IPR&D, which was accounted for as an indefinite-lived intangible asset, with the residual consideration of $2 million recorded as goodwill. The acquired IPR&D related to AesRx’s sickle cell disease program, which was in Phase II clinical trials at the time of the acquisition, and was expected to be completed in approximately five years. The value of IPR&D was calculated using cash flow projections adjusted for the inherent technical, regulatory, commercial and obsolescence risks in such activities, discounted at a rate of 15.5%. Additional R&D was required prior to obtaining regulatory approval and, as of the acquisition date, incremental R&D costs were projected to be in excess of $40 million.

During 2015, the company decided not to pursue further development activities related to the acquired project. The company recorded a charge of $81 million in R&D expenses to fully impair the acquired IPR&D and a gain of $66 million resulting primarily from the reduction of the fair value of contingent payment liabilities to zero as of December 31, 2015.

Chatham Therapeutics, LLC Acquisition

In April 2014, the company acquired all of the outstanding membership interests in Chatham Therapeutics, LLC (Chatham), obtaining potential treatments for hemophilia B utilizing Chatham’s gene therapy technology.

The company made an initial payment of $70 million, and as of the acquisition date may make additional payments of up to $560 million related to the achievement of development, regulatory and first commercial sale milestones, in addition to other sales milestones of up to $780 million. The estimated fair value of the contingent payment liabilities at the acquisition date was $77 million, which was recorded in long-term liabilities, and was calculated based on the probability of achieving the specified milestones and the discounting of expected future cash flows. As of December 31, 2015, the estimated fair value of the contingent payments was $74 million, with changes in the estimated fair value recognized in other (income) expense, net within the consolidated and combined statements of income. Refer to Note 10 for additional information regarding the contingent payment liability.

The company allocated $74 million of the total consideration to acquired IPR&D, which is being accounted for as an indefinite-lived intangible asset, with the residual consideration of $73 million recorded as goodwill. The acquired IPR&D primarily relates to Chatham’s hemophilia A (factor VIII) program, which was in preclinical stage at the time of the acquisition and was expected to be completed in approximately 10 years as of the acquisition date. The value of the IPR&D was calculated using cash flow projections adjusted for the inherent technical, regulatory, commercial and obsolescence risks in such activities, discounted at a rate of 12%. Additional R&D will be required prior to obtaining regulatory approval and, as of the acquisition date, incremental R&D costs were projected to be in excess of $130 million. The goodwill, which may be deductible for tax purposes depending on the ultimate resolution of the contingent payment liabilities, includes the value of potential future technologies as well as the overall strategic benefits of the acquisition to the company in the hemophilia market.

Inspiration / Ipsen Acquisition

In March 2013, the investigational hemophilia compound OBIZUR and related assets were acquired from Inspiration BioPharmaceuticals, Inc. (Inspiration), and certain other OBIZUR related assets, including manufacturing operations, were acquired from Ipsen Pharma S.A.S. (Ipsen) in conjunction with Inspiration’s bankruptcy proceedings. Ipsen was Inspiration’s senior secured creditor and had been providing Inspiration with debtor-in-possession financing to fund Inspiration’s operations and the sales process. Additionally, Ipsen was the owner of certain assets acquired in the transaction.

OBIZUR is a recombinant porcine factor VIII that was approved in the United States in 2014 and in Canada and Europe in 2015 for the treatment of patients with acquired hemophilia A, and is being investigated for the treatment of congenital hemophilia A patients with inhibitors.

The estimated fair value of contingent payment liabilities at the acquisition date was $269 million, based on the probability of achieving the specified milestones, of up to $135 million, and sales-based payments, and the discounting of expected future cash flows. The estimated fair value of contingent payment liabilities was recorded in other long-term liabilities as part of the consideration transferred. As of December 31, 2015, the estimated fair value of the contingent payments was $360 million, with changes in the estimated fair value recognized in other (income) expense, net within the consolidated and combined statements of income. Refer to Note 10 for additional information regarding the contingent payment liability.

Goodwill of $7 million principally included the value associated with the assembled workforce at the acquired manufacturing facility. The goodwill is deductible for tax purposes. Other intangible assets of $288 million related to acquired IPR&D activities, and the total was accounted for as an indefinite-lived intangible asset at the acquisition date. The value of the IPR&D was calculated using cash flow projections adjusted for the inherent technical, regulatory, commercial and obsolescence risk associated with such activities, discounted at a rate of 13%. In 2014, the acquired IPR&D was reclassified as a definite-lived intangible asset following regulatory approval. It is being amortized on a straight-line basis over an estimated useful life of 15 years.

Collaborations

Precision BioSciences

In February 2016, Baxalta entered into a strategic immuno-oncology collaboration with Precision BioSciences (Precision), a private biopharmaceutical company based in the United States, specializing in genome editing technology. Together, Baxalta and Precision will develop chimeric antigen receptor (CAR) T cell therapies for up to six unique targets, with the first program expected to enter clinical studies in late 2017. On a product-by-product basis, following successful completion of early-stage research activities up to Phase 2, Baxalta will have exclusive option rights to complete late-stage development and worldwide commercialization. Precision is responsible for development costs for each target prior to option exercise. The company will make an upfront payment of $105 million to Precision, which will be recorded as R&D expense in the first quarter of 2016. The company may make additional payments related to option fees and development, regulatory, and commercial milestones totaling up to $1.6 billion, in addition to future royalty payments on worldwide sales. Precision also has the right to participate in the development and commercialization of any licensed products resulting from the collaboration through a 50/50 co-development and co-promotion option in the United States.

Symphogen

In December 2015, the company entered into a research, option and commercial agreement with Symphogen, a private biopharmaceutical company headquartered in Denmark that is developing recombinant antibodies and antibody mixtures. Under the terms of the agreement, the company has options to obtain exclusive licensing rights for three specified proteins in development for the treatment of immune-oncology diseases as well as three additional proteins that may be selected at a later date. Each option is exercisable for a period of 90 days when each protein is ready for Phase II clinical trials. Symphogen is responsible for development costs for each protein until option exercise, at which point Baxalta would be responsible for development costs.

The company made an upfront payment of $175 million in January 2016, which was recognized as R&D expense in 2015 upon entering into the agreement. Each option exercise fee is variable depending on when it is exercised, with a maximum exercise price of up to €20 million for each protein. The company may make additional payments of up to approximately €1.2 billion related to development, regulatory and commercial milestones achieved after option exercise for all six proteins, in addition to future royalty payments.

SFJ Pharmaceuticals Group

In June 2015, the company entered into an agreement with SFJ Pharmaceuticals Group (SFJ) relating to adalimumab (BAX 923), whereby SFJ will fund up to $200 million of specified development costs related to the company’s BAX 923 program, in exchange for payments in the event the product obtains regulatory approval in the United States or Europe. The terms of the agreement include funding limitations of up to $50 million for incurred costs through Phase I development and cumulative spending caps in six month intervals through December 31, 2017. The contingent success payments total approximately 5.5 times the incurred development costs and are payable in annual installments over an approximate eight-year period following the dates of regulatory approval. The development funding from SFJ is being recognized as an offset to R&D expenses as incurred because there is substantive and genuine transfer of risk to SFJ. The R&D expense offset for 2015 totaled $58 million. BAX923 is one of the biosimilars in which the company is collaborating with Momenta Pharmaceuticals, Inc. as further described below.

Merrimack Pharmaceuticals, Inc.

In September 2014, the company entered into an exclusive license agreement with Merrimack Pharmaceuticals, Inc. (Merrimack) relating to the development and commercialization of MM-398 (nanoliposomal irinotecan injection), also known as “nal-IRI”. The arrangement includes all potential indications for MM-398 across all markets with the exception of the United States and Taiwan. The first indication being pursued is for the treatment of patients with metastatic pancreatic cancer who were previously treated with gemcitabine-based therapy. In 2014, the company recognized an R&D charge of $100 million related to the upfront payment. Upon entering into the agreement, the company had the potential to make future payments of up to $870 million related to the achievement of development, regulatory, and commercial milestones, in addition to royalty payments.

CTI BioPharma Corp.

In November 2013, the company acquired approximately 16 million shares of CTI BioPharma Corp. (CTI BioPharma), which was formerly named Cell Therapeutics, Inc., common stock for $27 million. The company also entered into an exclusive worldwide licensing agreement with CTI BioPharma to develop and commercialize pacritinib, a novel investigational JAK2/FLT3 inhibitor with activity against genetic mutations linked to myelofibrosis, leukemia and certain solid tumors. At the time the company entered into the agreement, pacritinib was in Phase III development for patients with myelofibrosis, a chronic malignant bone marrow disorder. Under the terms of the agreement, the company gained commercialization rights for all indications of pacritinib outside the United States, while the company and CTI BioPharma will jointly commercialize pacritinib in the United States. Under the terms of the initial agreement, CTI BioPharma is responsible for the funding of the majority of development activities as well as the manufacture of the product. In 2013, the company recognized an R&D charge of $33 million related to an upfront payment. Upon entering into the agreement, the company had the potential to make future payments of up to $302 million related to the achievement of development, regulatory and commercial milestones, in addition to future royalty payments.

In June 2015, the company entered into an amendment with CTI BioPharma Corp (CTI BioPharma). Pursuant to the amendment, the company paid $32 million to CTI BioPharma relating to two contingent milestone payments included in the original agreement. The company obtained certain additional rights relating to manufacturing and supply, and CTI BioPharma committed to spend a specified amount on the development of pacritinib through February 2016, with failure to do so resulting in payments to the company equal to the deficiency.

Coherus Biosciences, Inc.

In August 2013, the company entered into an exclusive license agreement with Coherus Biosciences, Inc. (Coherus) to develop and commercialize a biosimilar to ENBREL® (etanercept) for Europe, Canada, Brazil and certain other markets. The company also has the right of first refusal to certain other biosimilars in the collaboration. Under the terms of the agreement, Coherus is responsible for the development plan, preparation of regulatory filings, and manufacture of the product, subject to certain cost reimbursement by the company. The company can terminate the agreement if certain costs exceed a specific cap. In 2013, the company recognized an R&D charge of $30 million related to its decision to pursue the development of etanercept. Upon entering into the agreement, the company had the potential to make future payments of up to $169 million relating to the achievement of development and regulatory milestones, in addition to future royalty payments.

Momenta Pharmaceuticals, Inc.

In February 2012, the company entered into an exclusive license agreement with Momenta to develop and commercialize biosimilars. The arrangement includes specified funding by the company, as well as other responsibilities, relating to development and commercialization activities. In 2012, the company recognized an R&D charge of $33 million related to an upfront payment. Upon entering into the agreement, the company had the potential to make future payments of up to approximately $202 million related to the exercise of options to develop additional products and the achievement of technical, development and regulatory milestones for these products, in addition to future royalty payments and potential profit-sharing payments.

Payments to Collaboration Partners

R&D expenses related to payments to collaboration partners were $430 million, $242 million and $80 million during 2015, 2014, and 2013, respectively. Expenses related to upfront payments were $175 million, $100 million and $63 million during 2015, 2014 and 2013, respectively; and expenses related to milestone payments were $215 million, $117 million and $15 million during 2015, 2014 and 2013, respectively. The remainder primarily related to R&D cost reimbursements. Payments to collaboration partners classified in cost of sales were not significant in 2015, 2014 and 2013.

Unfunded Contingent Payments

At December 31, 2015, the company’s unfunded contingent milestone payments associated with all of its collaborative arrangements totaled $2.1 billion. This total includes contingent payments associated with the SFJ agreement related to development costs funded through December 31, 2015. This total excludes contingent royalty and profit-sharing payments, contingent payment liabilities arising from business combinations, which are further discussed in Note 11, and potential milestone payments and option exercise fees associated with the Symphogen arrangement because they would be payable only if the company chooses to exercise one or more of its options. Based on the company’s projections, any contingent payments made in the future will be more than offset by the estimated net future cash flows relating to the rights acquired for those payments.